As Filed with the Securities and Exchange Commission on August 18, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 18, 2016 (August 12, 2016)

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2016, the Board of Directors of Monsanto Company (the “Company”) approved and adopted an amendment (the “Amendment”) to the Company’s Bylaws (the “Bylaws”) to add a new Section 68 containing a forum selection provision. The Amendment provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Company to the Company or to the Company’s shareowners, including a claim alleging the aiding and abetting of such a breach of fiduciary duty; (iii) any action asserting a claim against the Company or any current or former director or officer or other employee of the Company arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Certificate of Incorporation or these Bylaws (as either may be amended from time to time); (iv) any action asserting a claim related to or involving the Company that is governed by the internal affairs doctrine; or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the General Corporation Law of the State of Delaware; will be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware).
The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.
A copy of the Amendment and a copy of the Bylaws, as amended, are included as Exhibits 3.2(i) and 3.2(ii), respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed herewith:

Exhibit 3.2(i)	Amendment to the Amended and Restated Bylaws of Monsanto Company, effective August 12, 2016

Exhibit 3.2(ii)	Amended and Restated Bylaws of Monsanto Company, as amended, effective as of August 12, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 18, 2016

MONSANTO COMPANY

By: /s/ Christopher A. Martin
Name: Christopher A. Martin
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2(i)	Amendment to the Amended and Restated Bylaws of Monsanto Company, effective August 12, 2016
3.2(ii)	Amended and Restated Bylaws of Monsanto Company, as amended, effective as of August 12, 2016